Filed Pursuant to Rule 497(e)
Registration Nos. 333-215588; 811-23226

JANZ	TRUESHARES STRUCTURED OUTCOME (JANUARY) ETF
FEBZ	TRUESHARES STRUCTURED OUTCOME (FEBRUARY) ETF
MARZ	TRUESHARES STRUCTURED OUTCOME (MARCH) ETF
APRZ	TRUESHARES STRUCTURED OUTCOME (APRIL) ETF
MAYZ	TRUESHARES STRUCTURED OUTCOME (MAY) ETF
JUNZ	TRUESHARES STRUCTURED OUTCOME (JUNE) ETF
JULZ	TRUESHARES STRUCTURED OUTCOME (JULY) ETF
AUGZ	TRUESHARES STRUCTURED OUTCOME (AUGUST) ETF
SEPZ	TRUESHARES STRUCTURED OUTCOME (SEPTEMBER) ETF
OCTZ	TRUESHARES STRUCTURED OUTCOME (OCTOBER) ETF
NVMZ	TRUESHARES STRUCTURED OUTCOME (NOVEMBER) ETF
DECZ	TRUESHARES STRUCTURED OUTCOME (DECEMBER) ETF
(each, a “Fund” and collectively, the “Funds”)
August 3, 2020
Supplement to the Fund’s
Summary Prospectus for JULZ dated June 29, 2020,
Summary Prospectus for AUGZ dated July 1, 2020, and
Prospectus and Statement of Additional Information dated June 29, 2020
The following replaces the seventh and eighth paragraphs including the hypothetical returns charts in the “Principal Investment Strategy” section for each Fund in the Prospectus.
The following charts illustrate the hypothetical returns that the Fund seeks to provide in certain illustrative scenarios for a shareholder that purchases Fund shares on the Initial Investment Day and holds such shares for the entire Investment Period. These charts do not take into account payment by the Fund of fees and expenses and assume a buffer of 10%. There is no guarantee that the Fund will be successful in providing these investment outcomes for any Investment Period.

50%
40%
30%
20%
10%
0%
-10%
-20%
-30%
-40%
-50%
-50.0%
-40.0%
-30.0%
-20.0%
-10.0%
0.0%
10.0%
20.0%
30.0%
40.0%
50.0%
S&P 500 Price Return Index
The Fund
Performance
Underlying Performance at Expiration

The Fund includes a mix of purchased and written (sold) put and call options structured to achieve the results described above. The Fund is designed to seek to achieve the results described above for investments made on the Initial Investment Day and held until the last day of the Investment Period. Investments made on any day other than the Initial Investment Day may differ significantly, positively or negatively, from the results described above. The Fund’s website, www.true-shares.com, contains information about the Fund’s holdings, and the level of the S&P 500 Price Index as of the Initial Investment Day and the prior business day to assist an investor in understanding and the range of results such investor can expect for investments made at times other than on the Initial Investment Day.
The following paragraph supplements the “Purchase and Redemption of Shares in Creation Units – Procedures for Purchase of Creation Units” on page 21 of the Statement of Additional Information. Information to the contrary with respect to the Fund should be disregarded.
All orders to purchase Shares directly from the Funds must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and/or applicable order form. With respect to each Fund, the order cut-off time for orders to purchase Creation Units is 3:00 p.m. Eastern time, which time may be modified by a Fund from time-to-time by amendment to the Participant Agreement and/or applicable order form. In the case of custom orders, the order must be received by the Distributor no later than 3:00 p.m. Eastern time for the Funds, or such earlier time as may be designated by the applicable Fund and disclosed to Authorized Participants. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”
The following paragraph supplements the “Purchase and Redemption of Shares in Creation Units – Procedures for Redemption of Creation Units” on page 24 of the Statement of Additional Information. Information to the contrary with respect to the Fund should be disregarded.
Procedures for Redemption of Creation Units. Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to 3:00 p.m. Eastern time. A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Trust is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected.
* * *
Please retain this Supplement with your Summary Prospectus, Prospectus, and Statement of Additional Information for future reference.